Investor Presentation March 2022

Safe Harbor This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) our ability to identify, evaluate, and complete any strategic alternative in connection with our review of strategic alternatives; (2) the possibility that DMS may not be able to realize higher value for its business through a strategic alternative and therefore retains its current corporate and business structure; (3) the possibility that DMS may decide not to undertake a strategic alternative or that it is not able to consummate any proposed strategic alternative due to, among other things, market, regulatory and other factors; (4) the potential for disruption to DMS’s business, including, among other things, attracting and retaining customers, suppliers, key personnel; (5) any potential adverse effects on DMS’s stock price resulting from the announcement of the process to review potential strategic alternatives or the results of that review; (6) the COVID-19 pandemic or other public health crises; (7) changes in client demand for our services and our ability to adapt to such changes; (8) the entry of new competitors in the market; (9) the ability to maintain and attract consumers and advertisers and successfully grow and operate our new health insurance agency business, in the face of changing economic or competitive conditions; (10) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers; (11) the performance of DMS’s technology infrastructure; (12) the ability to protect DMS’s intellectual property rights; (13) the ability to successfully source and complete acquisitions and to integrate the operations of companies DMS acquires, including the Crisp Results assets and Aimtell, PushPros and Aramis Interactive; (14) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate the identified material weakness; (15) changes in applicable laws or regulations and the ability to maintain compliance; (16) our substantial levels of indebtedness; (17) volatility in the trading price on the NYSE of our common stock and warrants; (18) fluctuations in value of our private placement warrants; and (19) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K/A and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this presentation includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including adjusted EBITDA, unlevered free cash flow, unlevered free cash flow conversion and Variable Marketing Margin. Definitions of each non-GAAP financial measure can be located in the Appendix. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below. For guidance purposes, the company is not providing a quantitative reconciliation of adjusted EBITDA and Variable Marketing Margin in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. We use these financial measures internally to review the performance of our business units without regard to certain accounting treatments and non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement. Disclaimer 2

Financial Performance Overview

	Years Ended December 31,	
	2021 (unaudited)	2020
Net revenue	$ 427,935	$ 332,856
Cost of revenue	300,016	234,731
Gross profit	127,919	98,125
Salaries and related costs	48,014	33,386
General and administrative expenses	43,049	30,020
Depreciation and amortization	25,401	17,954
Acquisition costs	1,967	4,814
Change in fair value of contingent consideration liabilities	1,106	0
Income from operations	$ 8,382	$ 11,951
Interest expense	14,166	13,740
Change in fair value of warrant liabilities	(18,115)	8,840
Change in tax receivable agreement liability	(15,289)	0
Change in income tax valuation allowance	0	0
Loss on debt extinguishment	2,108	0
Loss on disposal of assets	8	0
Net income (loss) before income taxes	$ 25,504	$ (10,629)
Income tax expense	19,311	3,085
Net income (loss)	$ 6,193	$ (13,714)
Adjustments:		
Interest expense	14,166	13,740
Income tax expense	19,311	3,085
Depreciation and amortization	25,401	17,954
Change in fair value of warrant liabilities (1)	(18,115)	8,840
Change in tax receivable agreement liability	(15,289)	0
Loss on debt extinguishment	2,108	0
Stock-based compensation expense	6,463	958
Restructuring costs	1,118	4,203
Acquisition costs (2)	3,073	4,814
Other expense (3)	6,744	5,702
Subtotal before additional adjustments	44,980	59,296
Pro forma cost savings - Reorganization (4)	31	1,056
Pro forma cost savings - Acquisitions (5)	3,330	5,666
Acquisitions EBITDA (6)	2,711	400
Accounts reserved (7)	944	1,606
Adjusted EBITDA	58,189	54,310
Less: Capex	11,003	10,372
Unlevered free cash flow	47,186	43,938
Unlevered free cash flow conversion	81.1%	80.9%
Adjusted EBITDA Margin %	13.6%	16.3%

1. Mark-to-market warrant liability adjustments.
2. Balance includes business combination transaction fees and related payments on Company's EIP, acquisition incentive payments, contingent consideration accretion, earnout payments and pre-acquisition expenses.
3. Balance includes legal fees associated with acquisitions, investor management fees and costs related to philanthropic initiatives, and private warrant transaction related costs.
4. Costs savings as a result of the company reorganization initiated in Q2 2020.
5. Cost synergies expected as a result of the full integration of the acquisitions.
6. Pre-acquisition Adjusted EBITDA results from the Aimtell/Aramis/PushPros and Crisp, and SmarterChaos acquisitions during the years ended December 31, 2021 and 2020, respectively.
7. For the year ended December 31, 2020, represents certain unusual bad debt expenses related to potentially uncollectible receivables that resulted from the impact of the COVID-19 pandemic and an unexpected business interruption. Management has determined that these items are not indicative of normal operations. For the year ended December 31, 2021, represents bad debt expense associated with a specific strategic customer that we believe will be settled over time.

3

Digital Media Solutions®

Performance-Based Digital Advertising Solutions That Deliver Reliable ROI NYSE: DMS Through our marketplaces and brand-direct campaigns, DMS increases consumer access to branded products, services, promotions and savings opportunities. As a result, DMS provides superior customer acquisition solutions to our broad-based digital advertiser clients. + FIRST-PARTY DATA ASSET PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH Industry-Leading Toolset • Competitive advantage from first-party data asset that provides real-time, actionable consumer insights and data signals proven effective at driving growth and protecting margins • Proven value proposition supports consumer optionality and advertiser need to de-risk media spend while scaling results • Industry-agnostic solutions serves growing portfolio of loyal blue-chip advertiser clients across fast-growing verticals, including insurance, ecommerce and consumer finance • Dynamic diversification within insurance and other verticals allows us to pivot in parallel with consumer and advertiser demand to maintain growth momentum • Attractive financial profile, through long-term achievement of EBITDA profitability and FCF generation, plus demonstrated track record of accretive M&A further accelerating growth 4

Significant Reach of the DMS Platform 7bn Quarterly Consumer Impressions ~6,000 SMB Clients ~275 Enterprise-Level Clients DMS By The Numbers 5 2021 Financial Summary $428mm Revenue 28.6% Revenue Growth ’20 - ’21 13.6% % EBITDA Margin1 81.1% % Unlevered FCF Conversion1 Note: 250mm Unique Consumer Profiles 1.9bn Engagement Events $58mm Adj. EBITDA1 2012 Founded 580 FTEs 5 NYSE: DMS 1. This is a non-GAAP financial measure. Refer to appendix for additional detail.

7 Growth Momentum Dynamic DiversificationScaled SpendData Flywheel Part Of Industry- Leading Toolset Reliable ROI Drives Growth Of Client Spend Vertical-Agnostic & Channel-Agnostic NYSE: DMS 6

7 Interest Awareness CPM (Cost per thousand) CPL & CPT (Cost per lead) (Cost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale or % of transaction value) Near Customers Intent Customers Purchase Most Value To Advertisers Least Value To Advertisers DMS De-Risks Advertising Spend For Advertiser Clients Unlike traditional advertising, digital performance advertising enables advertisers to pay only for qualified intent and outcomes. Branding  Unregistered  View/Click  Unqualified  Browsing Performance Advertising  Registered  Lead/Purchase  Qualified  Researching Transactions C ( t ) CPL & CPT (Cost per lead) ( ost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale) CPA (Cost per action)

Customer Journey Spotlight

Improved advertising ROI drives scaled spend with DMS, accelerating the flywheel



1
2
3
3a
4
5

1 DMS Engages Audiences to Drive Traffic

DMS has expansive digital media reach to ~70% of Americans across owned-and-operated websites, messaging, display / programmatic, email, native, search, social, connected TV and partners

Google TikTok f YouTube

2 Multiple Avenues for Consumer Qualification

$ Marketplace	Brand-Direct
DMS-Owned Digital Assets	*Combination of DMS and Advertiser Owned Assets*

3 Proprietary Technology Platform

Consumers' specific and measurable actions drive traffic to the right platforms and are turned into data collected by DMS for the use in targeting high-intent consumers via DMS proprietary data technology

- Engagement tracking technology
- Real-time bidding click marketplace
- Data warehouse

3a Call Center Engagement

Minority of business flows through owned and third-party call centers for further data collection and qualification of purchase intent. Business allocated to call centers directed by demographic, temporal and other indicators to maximize value of business

4 Brand Partners Acquire High-Intent Consumers

DMS delivers qualified, high-intent consumers to brand advertisers at a large scale

5 Dynamic First-Party Data Asset

Opt-in first-party data is collected in a data asset with billions of precedent engagements that provides real-time, actionable consumer insights and data signals that help to put the right message in front of the right consumer at the right time

Digital Media Solutions

8

Digital Media Solutions

DMS Provides Value To Consumers & Advertisers

FIRST-PARTY DATA ASSET + PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH = 4Rs

- RIGHT MESSAGE
- RIGHT PERSON
- RIGHT TIME
- RIGHT PLACE

For Consumers

easier access to:

- Options
- Promotions
- Savings

SALE

For DMS Advertiser Clients

easier access to:

- Customers & Near Customers → Transactions

$

9

Digital Media Solutions

11 DMS Delivers Reliable Advertising ROI With Our Scalable Solutions The Flywheel Creates Growth & Consistency Among Top 20 Advertisers Significant And Growing Brand Name Roster Of Blue-Chip Clients Across INSURANCE: 10 of the largest U.S. insurance firms across auto, home, life & health ECOMMERCE: Leading top consumer brands across ecommerce, DTC, food, retail and more CONSUMER FINANCE: Top 3 mortgage lender + top 3 consumer reporting company CAREER & EDUCATION: Top-tier large universities + large learning software providers HOME SERVICES: 2 of the leading home security companies in the U.S. NYSE: DMS10 100% Retention: • Top 20 advertiser clients • Top 20 insurance clients 2020 > 2021 Top 20 Client Gross Revenue Growth: • +31% across sectors • +56% insurance

12 Dynamic Diversification – Advertiser Demand NYSE: DMS 2021 Insurance Gross Revenue By Vertical2021 Gross Revenue By Vertical Auto 49% Health 41% Home 5% Life 5% Ecommerce 20% Consumer Finance 8% Education 10% Insurance 58% Other 4% 11

Dynamic Diversification – Traffic & Media

DMS targets audiences where they spend their time and engages high-intent consumers when they are ready to take action



Digital streaming platforms are a future growth driver for DMS hulu
YouTube
Streaming
NM
Social Media
10.7%
Search
8.5%
Partners
13.8%
Email
23.2%
Messaging
3.6%
Native
8.6%
Display
18.7%
Google
yahoo!
Outbrain
Bing
Taboola
Google
Aol.
msn
EVERQUOTE
QuoteWizard
QuinStreet
Messaging capabilities enhanced with aimtell

Commentary

- Nearly 100% digital channels
- Deep digital media buying experience
- Media distribution to every American consumer segment; reaching 70% of U.S. adults
- SaaS offering includes online real-time management of advertising activities and KPIs, such as channel performance and attribution
- Aimtell / PushPros added powerful, AI-powered SaaS push technology to enhance consumer engagement with hyper-targeted messaging, leveraging advanced machine learning and customization features, to boost conversion rates and advertiser client ROI
- As legacy methods of targeting are retired (e.g. Google third party cookies), advertisers will place increasing value on first-party data and DMS solutions
- No SEO exposure to algorithm risk

Note: Other channels represent 12.9% of media spend.

Digital Media Solutions
12

Key DMS Growth Drivers • Expand into new verticals: such as retail, packaged goods, streaming entertainment and gaming • Continued investment in B2B brand awareness: by delivering highly efficient, meaningful content to raise brand awareness • Grow internationally: DMS currently generates less than 1% of revenues from outside the U.S. Growth Within Existing Markets • Attract more consumers to Marketplace and Brand- Direct solutions: by expanding the number of consumers reaching DMS solutions, while focusing on delivering targeted customer engagements • Expansion within vertical subcategories: Health insurance gross revenue grew 284% year over year, including acquisitions Enter Untapped Markets Invest In People, Process & Tech • Hire additional seasoned executives: with experience operating public companies plus additional sales headcount • Continue to invest in process: switched to NetSuite Integration Services as of Jan. 2021 • Continue to invest in technology: >100 employees within IT as of December 2021 Execute Accretive M&A • Improve an already strong acquisition target: via accelerated growth within the DMS ecosystem • Accelerate growth in the business: by constantly evaluating potential acquisition targets and by leveraging a long-standing record of successful integrations into the DMS framework 13

DMS Business Model & Mix

End-To-End Platform Optimizes Customer Acquisition At Attractive ROI

Brand-Direct Solutions (52% 2021 Revenue)	Marketplace Solutions (46% 2021 Revenue)	SaaS/Other Solutions (2% 2021 Revenue)
1 Place advertising on behalf of clients across channels (e.g. search, social, email, etc.)	Attract consumers to O&O websites relevant to clients served	License proprietary technology to clients to manage, track and optimize campaigns

2 Filter leads through first-person database using proprietary technology

3 Deliver customers + near customers at or below transparent, identified cost threshold → de-risking ad spend

2-way feedback loop

DMS Business Mix[1] (% Of Revenue)



Brand-Direct Solutions 52%
Marketplace Solutions 46%
Other 2%
Fortune 100 Insurance Agency
Numerous Ecommerce Brands
Top U.S. Home Services Company
Leading U.S. Auto Insurer
Fortune 50 Beverage Brand
Top 100 U.S. University
Leading Home Security Company
Top 3 U.S. Auto Insurer
Top 3 U.S. Mortgage Lender
DMS Key Customers
DMS Key Comparables
MediaAlpha
DoubleVerify
VIANT.
PubMatic
Magnite
IAS Integral Ad Science
LiveRamp
theTradeDesk
lendingtree
EVERQUOTE
ZETA
QuinStreet
eHealth
SELECTQUOTE

14

NYSE: DMS

Mocade Media 2015 2017 2021 2016 2018 2020 2019 AcquisitionsDMS Playbook Core M&A Criteria Add new verticals or strengthen existing verticals Strong Track Record Of M&A Enhance distribution capabilities Strengthen technology platform 1 Management collaborated with third-party consultancy to streamline professionalized approach to M&A 2 Dedicated and experienced team manages M&A process 3 Maintain and evaluate pipeline of opportunities 4 Form internal SteerCo (key management plus associates with relevant expertise) to drive deal diligence, execution and integration 5 Post-closing, the target is integrated and fully harmonized into DMS within 12 months • HR onboarding for new FTEs • Integration of IT systems, product management and sales 15

Performance, 67% Impression- Based, 32% Hybrid, 1% $132 $153 $211 $240 $271 $293 DMS TAM Benefits From Secular Shift In Ad Spend From Traditional To Digital Channels Sources: eMarketer, March 2021; IAB; PWC, Company reports, IAB, OAAA, RAB, PwC, Magna Global, Canaccord Genuity Equity Research 1. Impression-based denotes CPM-based (cost-per-thousand) ad pricing U.S. Advertising Spending Mix Digital 40% TV 37% Print 12% Radio 8% OOH 4% TV 25% Digital 75% TV 17% 2% Print 4% RadioOOH 3% 2016A 2024E Digital advertising continues to represent a greater percentage of overall mix, and is now estimated to be in excess of 65% of total advertising spend in the U.S. Note: “OOH” = out of home Digital Spend By Advertising Type1 2005A 2020A Performance 41% Impression-Based 46% Hybrid 13% Performance +2600 bps Performance advertising has become increasingly popular due to its inherent Accountability, and it currently represents 63% of total digital ad spend U.S. Digital Advertising Spending & Growth ($ in billions) 2019A 2020A 2021E 2022E 2023E 2024E Digital Share Of Advertising Spend Vs. Share Of Media Consumption +4700 bps in Digital Advertising Spend as Share of Total between 2010 – 2021E 29% 33% 36% 40% 43% 46% 48% 50% 51% 54% 55% 56% 17% 20% 22% 25% 28% 33% 38% 43% 49% 54% 62% 64% Digital Share of Media Consumption 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Digital Share of Total Ad Spend Digital 62% TV 25% Print 4% Radio 5% OOH 3% 2020E 16

Large & Rapidly Growing Addressable Insurance Market Digital Insurance Ad Spend Customer Acquisition & Industry Ad Spend • While investments in digital ad spend have accelerated, the insurance market remains underpenetrated relative to other sectors • COVID-19 advanced the digital transition, driving insurance carriers to evolve through increasing digital spend • Consumers are increasingly researching and purchasing insurance policies online • A disproportionate amount of growth in gross written premiums from 2020 to 2025 will come from digital channels Commentary 20-25% % of budget allocated to customer acquisition in 2019 $16b 2025 est. insurance industry digital spend 31% Estimated % of budget allocated to customer acquisition in 2025 ($ in billions) 2.2 3.8 6.1 9.1 1.7 2.5 3.5 4.7 $4.3 0.4 0.9 1.3 1.8 $7.2 $10.9 $15.6 2019 2021 2023 2025 Property & Casualty Medicare Life CAGR 24% 29% 19% 27% Expanding Medicare Brokerage Opportunities 19M 20M 22M 24M 26M 38M 2017 2018 2019 2020 2021 2025 Medicare Advantage Enrollment 10% 20% 30% 2008A 2016A 2022E Market Penetration Of Independent Digital / Telesales Distribution Sources: S&P Global Market Intelligence, CMS, eHealth, Kaiser Family Foundation, America’s Health Insurance Plans, KFF, Wall Street Research. 17

$11 $14 $18 $20 $24 2017 2018 2019 2020 2021 US Channel Consumer Finance Advertising Spending DMS Serves Verticals Well-Positioned For Growth Sources: eMarketer, Statista, Coursera, CMO Survey Ecommerce Consumer Finance Career & Education  Due to the pandemic, 73% of US consumers shifted to digital banking and digital payments  Due to the change in consumer behavior, banks and other financial services providers are focusing on improving the customer experience of their digital properties  Financial services businesses will continue to use digital advertising to gain customers and boost brand reputation ($ in billions)  Ecommerce had been expected to double to $4.5 trillion in 2021 from $2.3 trillion in 2017.  By 2040 it is expected that 95% of purchases will be made online due to customers' increasing reliance on internet shopping. $13 $19 $24 $30 $36 $41 2019 2020 2021 2022 2023 2024 US Ecommerce Channel Digital Advertising Spending ($ in billions) 18 Customer acquisition spending across ecommerce, consumer finance and career & education verticals are showing strong momentum  Demand for online education is growing  Digital marketing is more impactful toward business performance in the education sector than any other sector according to CMOs in 2021.  Continued digital transformation is expected to drive digital advertising spending increase in the education sector $26 $43 $59 $76 $143 $189 0 100 200 2016 2017 2018 2019 2020 2021 Total number of enrollments ($ in millions)

FY 2021 Financial Performance / FY 2022 Outlook 19

DMS 2021 Financial Summary Brand Direct 52% Marketplace 46% SaaS / Other 2% 2021 Gross Revenue by Segment2021 Gross Revenue by Vertical $428MM $58MM 13.6% 28.6% 81.1% Net Revenue Adj. EBITDA1 % EBITDA Margin1 Revenue Growth % Unlevered FCF Conversion1 Ecommerce 20% Consumer Finance 8% Education 10% Insurance 58% Other 4% 20 1. This is a non-GAAP financial measure. Refer to appendix for additional detail.

Q1 + 2022 Full Year Guidance Q1 22 ($ in millions) FY 22 ($ in millions) GAAP REVENUE $102-$107 $465-$475 ADJUSTED EBITDA1 $10-$12 $55-$60  Expected Q1 2022 and FY2022 Gross Margin range of 28-31% and Variable Marketing Margin1 range of 32- 36%  Solid growth and strong margins in 2022 are expected to be driven by our:  Data Flywheel  Scaled Spend  Dynamic Diversification 21 1. This is a non-GAAP financial measure. Refer to appendix for additional detail.

Investment Highlights 22

1. A leading provider of diversified performance advertising solutions 2. Unique first-party data asset and proprietary technology platform optimize ROI and increase client retention 3. Serves a diverse range of strong, growing end markets 4. Strong retention rates with increasing spend from blue-chip customer base 7. History of accretive M&A with significant pipeline of opportunities 9. Strong organic growth with in-flight initiatives to drive continued success 8. Founder-led management team with strong track record and significant ownership 6. Positioned for ongoing shift toward digital customer acquisition and increasing advertiser ROI focus Investment Highlights 5. Diverse and stable customer and supplier mix 10. Highly profitable with significant cash flow generation 23

Large & Powerful Data Set With Significant Growth Potential  Proprietary, opt-in database with over 7bn quarterly impressions to leverage spanning 70% of the adult population in the U.S.  Continuous investment of DMS advertising spend on behalf of its clients since 2012  Highly scalable, as ad spend perpetuates regularly optimized results and creates significant barriers to entry  Engage high-intent audiences with the right messaging at the right time  Meet ROI goals by delivering customers and near customers to brands looking to grow their businesses  Provide differentiated consumer intelligence & signals to understand in- market audiences: where they are, what they want, when they engage, when they are ready to buy  Drive efficiency as audiences are targeted based on billions of precedent interactions  Analyze aggregated data to target based on knowledge of consumer habits  Recalibrate and optimize based on consumer interactions in order to make the most efficient media buying decisions for the next cycle 24

Dynamic First-Party Data Asset Proprietary Technology To Deliver Customers and Leads Pay-Tor-Performance Model Vertical & Channel Agnostic Model Of Scale 26 DMS Solves The Common Problems Advertisers Face Digital Advertising Solution • Difficulty scaling campaigns in highly competitive media channels • 1:1 campaign targeting without cookies Common Advertiser Problems • Audience insight & targeting challenges • Personalized 1:1 advertising at scale • Media “waste”while scaling campaigns • Inability to track ROI • Transparent pricing that delivers leads and customers at or below target CAC • DMS provides linear connection between ad spend and results • DMS is an end-to-end digital customer acquisition solution provider capturing growth across verticals & media channels • DMS helps advertisers launch, edit and optimize campaigns quickly • Multiple partners to achieve one advertising objective • Static campaigns that don’t scale • Leverage first-party database of consented, known consumers • Insights and signals put the right message in front of the right consumer at the right time • Integrated technology stack tracks all user interactions, indexes & stores data, manages click & lead routing + more • Capabilities include already implemented & tested cookie-less targeting The DMS Difference NYSE: DMS 25

Financial Profile Underpinned By Momentum 1 Underpenetrated total addressable market with significant growth prospects Attractive end-markets and strong secular tailwinds 2 3 Diversified base of existing customers with trend of increasing spend over time 4 5 6 Asset light model with high free cash flow conversion Track record of value creation through accretive M&A Resilient business model through traditional business cycles and COVID NYSE: DMS 26

Evolution of DMS • $0 $100 $200 $300 $400 $50 2017 2018 2019 2020 2021 • Acquired UE Authority to strengthen insurance capabilities • Began consolidating business into Brand- Direct and Marketplace Solutions • Launched unified technology stack TRAX Net Revenue ($ in millions) 0 - 2012 - • Founded by Joe Marinucci, Fernando Borghese, Luis Ruelas, and Matt Goodman • Initial focus on brand-direct advertising - 2020 - • Completed business combination with • Class A common stock began trading on NYSE • Acquired SmarterChaos - 2019 - - 2016 - • Acquired W4 performance ad market to bolster performance advertising offerings - 2018 - - 2015 - • Launched M&A strategy with acquisition of 1on1 • Continued to invest in first-party data asset, process and technology around expanding vertical and channel competencies to build out proprietary platform - 2017 - • Acquired GotConsumer and Mocade Media to drive expansion across the business - 2021 - • Acquired Aimtell to enhance real-time consumer engagement and Crisp to expand insurance vertical reach • Launched Protect Health Insurance Agency acquired 46% minority stake • Acquired Sparkroom and Best Rate Referrals Mocade Media • Additionally acquired Avenue100, BetterLoanChoice, and Fosina 27

Founder-Led Management With Proven Track Record Joe Marinucci Chief Executive Officer Fernando Borghese Chief Operations Officer Vasundara Srenivas Chief Financial Officer Thomas Bock EVP, Corporate Strategy & Investor Relations Co-Founder • EY 2019 Entrepreneur of the Year • Prior President and Co-Founder of Interactive Marketing Solutions • Served as a Board Member of LeadsCouncil Co-Founder • Successful track record of building high-performing teams that deliver measurable impact • Previously Executive Vice President at DMi Partners, focused on developing performance-based solutions for clients • Current Board Member of Professional Association of Customer Engagement (PACE) • Expertise includes GAAP/IFRS accounting, SEC reporting, M&A and financial operations • Held executive-level positions at Boeing for more than a decade, including CFO of Boeing Capital Corporation, a wholly owned, multi-billion dollar subsidiary of Boeing • Extensive experience in capital markets, with a focus on technology M&A, equities and debt transactions and relationships • Joined DMS after a long career on Wall Street as an investment banker, with Citi, UBS, SunTrust and Regions Bank, and as a research analyst for PaineWebber (US) and SG Cowen (UK) 28

Appendix 29

Non-GAAP Financial Measures Variable Marketing Margin Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts. Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's condensed consolidated statements of operations. 30 Adjusted EBITDA, Adjusted EBITDA Margin, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion We use the non-GAAP measures of adjusted EBITDA and unlevered free cash flow to assess operating performance. Management believes that these measures provide useful information to investors regarding DMS’s operating performance and its capacity to incur and service debt and fund capital expenditures. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. By reporting these measures, DMS provides a basis for comparison of our business operations between current, past and future periods by excluding items that DMS does not believe are indicative of our core operating performance. Financial measures that are non-GAAP should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, DMS relies primarily on its GAAP results and uses adjusted EBITDA and unlevered free cash flow only as a supplement. Adjusted EBITDA is defined as net income (loss), excluding (a) interest expense, (b) income tax expense, (c) depreciation and amortization, (d) change in fair value of warrant liabilities, (e) debt extinguishment, (f) stock-based compensation, (g) change in tax receivable agreement liability, (h) restructuring costs, (i) acquisition costs, (j) other expense. Adjusted EBITDA Margin is defined as adjusted EBITDA divided by Net Revenue. Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods. Unlevered free cash flow is defined as adjusted EBITDA, less capital expenditures, and unlevered free cash flow conversion is defined as unlevered free cash flow divided by adjusted EBITDA.